UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

TON Strategy Company

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38834	90-1118043
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2300 W. Sahara Avenue, Suite 800
Las Vegas, Nevada	89138
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 250-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	TONX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously reported by TON Strategy Company (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 28, 2026 (the “Initial Form 8-K”), on January 26, 2026, the Company and Veronika Kapustina, Chief Executive Officer of the Company, mutually agreed that Ms. Kapustina would be transitioning out of her position as Chief Executive Officer of the Company, with Ms. Kapustina continuing to serve in such capacity until such time as the Company completed a search and appointed her successor. This Current Report on Form 8-K/A updates the Initial Form 8-K for the date of Ms. Kapustina’s departure as Chief Executive Officer.

Except as expressly set forth herein, this Current Report on Form 8-K/A does not amend the Initial Form 8-K in any way and does not modify or update any other disclosures contained in the Initial Form 8-K. This Current Report on Form 8-K/A supplements the Initial Form 8-K and should be read in conjunction with the Initial Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2026, the Company and Ms. Kapustina entered into a separation agreement (the “Separation Agreement”), which provides for severance and benefits that are substantively the same as those provided under Ms. Kapustina’s existing employment agreement with the Company, dated August 7, 2025. Pursuant to the Separation Agreement, Ms. Kapustina’s employment with the Company will end on April 15, 2026.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Separation Agreement between the Company and Ms. Kapustina, dated March 31, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2026	TON Strategy Company

	By:	/s/ Sarah Olsen
	Name:	Sarah Olsen
	Title:	Chief Financial Officer and Chief Operating Officer